Exhibit 99.1

Overseas Shipholding Group Announces Final Tender Offer Results For Its 7.50% Senior Notes due 2024, 8.125% Senior Notes due 2018, 7.50% Senior Notes II due 2021 and 7.50% Senior Notes I due 2021

New York, NY – January 25, 2016 – Overseas Shipholding Group, Inc. (NYSE MKT: OSG, OSGB) (the “Company” or “OSG”) today announced the final tender results of the previously announced cash tender offers (each, a “Tender Offer” and, collectively, the “Tender Offers”) for up to $119,076,000 in aggregate principal amount of the Company’s outstanding 8.125% Senior Notes due 2018 (the “2018 Notes”), and any and all of the Company’s outstanding 7.50% Senior Notes II due 2021 (the “Election 2 Notes”), 7.50% Senior Notes I due 2021 (the “Election 1 Notes”) and 7.50% Senior Notes due 2024 (the “2024 Notes” and, together with the 2018 Notes, the Election 2 Notes and the Election 1 Notes, the “Notes”) and solicitation of consents (“Consents”) from registered holders (“Holders”) of each series of Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to amend the applicable indenture governing such series of Notes to affirm that for the purposes of the restriction in such indenture on the Company’s ability to dispose of assets, the Company’s international operations, held through its subsidiary OSG International, Inc., do not constitute all or substantially all, or substantially an entirety, of the Company’s assets (the “Proposed Amendment”).

The terms and conditions of the Tender Offers and the Consent Solicitations were described in the Company’s Offers to Purchase and Consent Solicitation Statements, each dated December 2, 2015 (the “Statements”), and the Letters of Transmittal and Consent attached thereto, which set forth the complete terms of each Tender Offer and Consent Solicitation.

As of the expiration time with respect to the Tender Offers and the Consent Solicitations for the 2018 Notes, the Election 1 Notes and the Election 2 Notes of 11:59 p.m., New York City time, on December 30, 2015 (with respect to each such series of Notes, the “Expiration Time”), $234,041,000 in aggregate principal amount, or approximately 98.27%, of the 2018 Notes outstanding, $102,264,000 in aggregate principal amount, or approximately 99.70%, of the Election 2 Notes outstanding and $3,508,000 in aggregate principal amount, or 100.00%, of the Election 1 Notes outstanding, in each case, excluding any outstanding Notes held by the Company or its affiliates, were validly tendered and not validly withdrawn. Holders of an additional $350,000 in aggregate principal amount, or approximately 0.15%, of the 2018 Notes outstanding and $60,000 in aggregate principal amount, or approximately 0.06%, of the Election 2 Notes outstanding, in each case, excluding any outstanding Notes held by the Company or its affiliates, provided Consents that were validly delivered and not validly revoked in the Consent Only Option (as defined in the relevant Statement).

As the Tender Offer for the 2018 Notes was oversubscribed as of 5:00 p.m., New York City time, on December 15, 2015 (the “Early Tender/Consent Only Deadline”), the Company accepted for purchase tendered 2018 Notes on a prorated basis and did not accept for purchase any 2018 Notes tendered after the Early Tender/Consent Only Deadline. On December 16, 2015, the Company and the trustees under the indentures governing the 2018 Notes, the Election 1 Notes and the Election 2 Notes executed supplemental indentures effecting the Proposed Amendment to each of the indentures governing the 2018 Notes, the Election 1 Notes and the Election 2 Notes.

As of the expiration time with respect to the Tender Offer and the Consent Solicitation for the 2024 Notes of 11:59 p.m., New York City time, on January 22, 2016 (the “2024 Expiration Time”), $294,000, or approximately 42.98%, of the 2024 Notes outstanding, excluding any outstanding 2024 Notes held by the Company or its affiliates, has been validly tendered and not validly withdrawn. As of the 2024 Expiration Time, holders of an additional $52,000 in aggregate principal amount, or approximately 7.60%, of the 2024 Notes outstanding, excluding any outstanding 2024 Notes held by the Company or its affiliates, have provided Consents that have been validly delivered and not validly revoked in the Consent Only Option. On January 14, 2016, the Company announced that it had extended the Tender Offer and the Consent Solicitation for the 2024 Notes by five business days until the 2024 Expiration Time and had waived the condition to the Tender Offer for the 2024 Notes requiring the execution of a supplemental indenture effecting the Proposed Amendment to the indenture governing the 2024 Notes. The Company has accepted for purchase all 2024 Notes tendered at or prior to the 2024 Expiration Time. The Company has accepted for payment all Consents delivered at or prior to the 2024 Expiration Time pursuant to the Consent Only Option for the 2024 Notes. In addition, the Company has determined that it will pay the applicable Consent Payment (as defined in the relevant Statement) to all holders of 2024 Notes that neither tendered their notes nor delivered Consents prior to the 2024 Expiration Time. The Company has not executed a supplemental indenture effecting the Proposed Amendment to the indenture governing the 2024 Notes.

Jefferies LLC served as the Dealer Manager for the Tender Offers and Solicitation Agent for the Consent Solicitations.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE, A SOLICITATION OF AN OFFER TO PURCHASE OR A SOLICITATION OF CONSENT WITH RESPECT TO ANY SECURITIES. THE TENDER OFFERS AND THE CONSENT SOLICITATIONS WERE MADE SOLELY PURSUANT TO THE STATEMENTS AND RELATED LETTERS OF TRANSMITTAL AND CONSENT, WHICH SET FORTH THE COMPLETE TERMS OF EACH TENDER OFFER AND CONSENT SOLICITATION.

THE TENDER OFFERS AND THE CONSENT SOLICITATIONS WERE NOT MADE TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF OR ACCEPTANCE OF THE TENDER OFFERS OR THE CONSENT SOLICITATIONS WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

About OSG

Overseas Shipholding Group, Inc. (NYSE MKT: OSG, OSGB) is a publicly traded tanker company providing energy transportation services for crude oil and petroleum products in the U.S. and International Flag markets. OSG is committed to setting high standards of excellence for its quality, safety and environmental programs. OSG is recognized as one of the world’s most customer-focused marine transportation companies and is headquartered in New York City, NY. More information is available at www.osg.com.

Forward-Looking Statements

This release contains forward-looking statements. In addition, the Company may make or approve certain statements in future filings with the Securities and Exchange Commission (“SEC”), in press releases, or in oral or written presentations by representatives of the Company. All statements other than statements of historical facts should be considered forward-looking statements. These matters or statements may relate to the Company’s plans to accept for purchase Notes tendered in the Tender Offer, to make any payments pursuant to the terms of the Tender Offer and the Consent Solicitation and to amend the indenture governing the Notes. Forward-looking statements are based on the Company’s current plans, estimates and projections, and are subject to change based on a number of factors. Investors should carefully consider the risk factors outlined in more detail in the Company’s Annual Report for 2014 on Form 10-K under the caption “Risk Factors” and in similar sections of other filings made by the Company with the SEC from time to time. The Company assumes no obligation to update or revise any forward-looking statements. Forward-looking statements and written and oral forward looking statements attributable to the Company or its representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports previously or hereafter filed by the Company with the SEC.

Investor Relations & Media Contact:

Brian Tanner, Overseas Shipholding Group, Inc.

(212) 578-1645

btanner@osg.com